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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report: April 5, 2001                      Commission file number 1-5805
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                             J.P. MORGAN CHASE & CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)



     Delaware                                                13-2624428
     --------                                                ----------
(State or other jurisdiction                                 (I.R.S. Employer
 of incorporation)                                           Identification No.)



270 Park Avenue, New York, NY                                              10017
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(Address of principal executive offices)                              (Zip Code)




       (Registrant's telephone number, including area code) (212) 270-6000
                                                            --------------

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Item 9. Regulation FD Disclosure

A detailed summary of the performance of the direct private equity investments of JPMorgan Partners ("JPMP"), the private equity business of J.P. Morgan Chase & Co. ("JPMorgan Chase"), is set forth in Exhibit 99.1. The valuations reflected in the figures presented in Exhibit 99.1 are as of January 31, 2001, and the Registrant assumes no responsibility to update such valuations or any other information contained herein. The historical returns achieved by JPMP are not a prediction of future performance and there can be no assurance that these or comparable returns will be achieved by JPMP in the future. The valuations reflected in the figures presented in Exhibit 99.1 have been prepared by JPMP using the valuation policies described in notes (1) through (4) in Exhibit 99.2 and, in some instances, may differ materially from the valuations reflected in JPMorgan Chase's financial statements, which have been prepared in accordance with United States generally accepted accounting principles.

For the notes referred to in Exhibit 99.1, see Exhibit 99.2.


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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             J.P. MORGAN CHASE & CO.
                                             (Registrant)

                                             /s/ Dina Dublon

                                             -----------------------------------
                                             Dina Dublon
                                             Chief Financial Officer



Dated: April 5, 2001


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                                  EXHIBIT INDEX

Exhibit No.                          Description                        Page
-----------                          -----------                        ----
   99.1         Investment Performance.............................       5
   99.2         Notes to Table.....................................       6



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